Exhibit 10.3
AMENDMENT NO. 1 TO SECURITY AGREEMENT
     This Amendment No.1 to Security Agreement (this “Amendment”) is made as of October 31, 2008, by and among Lime Energy Co., a Delaware corporation (the “Debtor”), and Richard P. Kiphart (“Kiphart”) and Advanced Biotherapy, Inc. (“ADVB” and together with Kiphart, the “Secured Parties,” and each, a “Secured Party”), and amends the Security Agreement dated as of August 14, 2008 (“Existing Agreement”) by and among the Debtor and the Secured Parties.
Explanatory Statement
     WHEREAS, the Company issued to ADVB that certain Second Amended and Restated Revolving Line of Credit dated August 14, 2008 in the maximum principal amount of $1,500,000 (the “Existing ADVB Note”);
     WHEREAS, ADVB has agreed to loan an additional $3,000,000 to the Company to be evidenced by that certain Third Amended and Restated Revolving Line of Credit Note dated the date hereof made by the Company in favor of ADVB (the “Third Restated ADVB Note”, together with the Kiphart Note, the “Notes”);
     WHEREAS, the Third Restated ADVB Note replaces and supersedes the Existing ADVB Note; and
     WHEREAS, the Debtor and the Secured Parties desire to amend the Existing Agreement as more specifically set forth herein.
     NOW, THEREFORE, based on the premises and agreements set forth herein, intending to be legally bound, the parties hereto agree as follows:
     1. Defined Terms. All capitalized terms used herein shall have the same meaning ascribed to them in the Existing Agreement, unless otherwise defined herein.
     2. Representations, Warranties and Covenants. The Debtor represents, warrants, covenants and agrees as follows:
     (a) Debtor is the sole legal and beneficial owner of each item of the Collateral, having good and marketable title thereto, free and clear of any and all liens, charges, encumbrances, taxes and assessments other than the Permitted Liens.
     (b) The execution, delivery and performance of this Amendment does not and will not contravene or violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect and applicable to the Debtor, or result in a breach of or constitute a default (with or without the giving of notice or the lapse of time, or both) under any indenture or any other agreement to which the Debtor is a party, or by which the Debtor or any of the Debtor’s property may be bound or affected.
     (c) The Debtor has the full corporate right and authority to enter into this Amendment and to perform this Amendment in accordance with the terms hereof.

     3. Waiver. Waiver of, or acquiescence in, any default by the Debtor, or failure of a Secured Party to insist upon strict performance by the Debtor of any warranties or agreements in this Agreement, shall not constitute a waiver of any subsequent or other default or failure.
     4. Notes and Agreement. The term “Notes” as used in the Existing Agreement, as amended by this Amendment, means collectively the Kiphart Note and the Third Restated ADVB Note, without the need for any other modification or change thereof. The term “Agreement” as used in the Existing Agreement means the Existing Agreement, as amended by this Amendment, without the need for any other modification or change thereof.
     5. Miscellaneous.
     (a) This Amendment shall bind and inure to the benefit of the respective parties hereto, and their legal representatives, successors and assigns.
     (b) This Amendment may be modified or amended only by a writing signed by the Debtor and each Secured Party.
     (c) This Amendment shall be governed by, and interpreted and enforced in accordance with, the laws of the State of Illinois, as applied to contracts made and to be performed in that state, without regard to conflicts of law principles.
     (d) This Amendment may be signed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same agreement. Delivery by facsimile of an executed counterpart of this Amendment shall be effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.
     (e) Except as provided in this Amendment, the Existing Agreement remains unchanged and in full force and effect.
[Signatures on following page]

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Security Agreement effective as of the date first set forth above.

DEBTOR:

Lime Energy Co.

By:	/s/ Jeffrey Mistarz

Name: Jeffrey R. Mistarz
Title: Executive Vice President and Chief Financial Officer

SECURED PARTIES

Richard P. Kiphart

/s/ Richard P. Kiphart

Advanced Biotherapy, Inc.

By:	/s/ Christopher W. Capps

Name: Christopher W. Capps
Title: President

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